Exhibit 99.1

                       GOLDEN RIVER RESOURCES CORPORATION

                             SUBSCRIPTION AGREEMENT


Golden River Resources Corporation
Level 8, 580 St Kilda Road
South Melbourne
Victoria 3004 Australia

Attn: Peter Lee

Gentlemen:

                  1. Subscription.
                     ------------

                     1.1 Offering. The undersigned understands that Golden River Resources Corporation (the "Company") is offering to sell to investors shares (the "Shares") of its Common Stock, US$.001 par value ("Common Stock") at US$0.10 per share.

                     1.2 Manner of Subscription. The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase 85,000,000 Shares of Common Stock for a purchase price of US$0.10 per share or an aggregate purchase price of US$8,500,000 on the terms and conditions described herein. The minimum subscription is for 100,000 Shares unless the Company agrees to accept a lesser subscription. The undersigned hereby tenders to the Company a check made payable to the order of "Golden River Resources Corporation" in the amount indicated above and two executed copies of this Subscription Agreement.

                     1.3 Offering Period. The undersigned agrees that this subscription is, and shall be, irrevocable, but his or her obligations hereunder will terminate if this subscription is not accepted by the Company by March 31, 2010 or such later date as may be designated by the Company, but not later than June 30, 2010 (the "Outside Date). The Company reserves the right, in its sole discretion, to accept or reject this subscription, in whole or in part, for any reason, at anytime through the Outside Date, as such date may be extended by the Company in its sole discretion.

                    1.4 Closing. The undersigned acknowledges and agrees that the closing of this Offering is conditioned upon the receipt and acceptance by the Company of subscriptions for a minimum of 500,000 shares ("Minimum Subscription") prior to the Outside Date and will be closed in several tranches between the date of this subscription agreement and March 31, 2010.

                    The undersigned acknowledges and agrees that the subscriber funds will be retained by the Company and utilized to make an investment in Acadian Mining Corporation and for working capital if the subscription is accepted prior to the Outside Date, and shall be promptly refunded to the Subscriber if not so accepted prior to the Outside Date. The Company shall promptly notify the Subscriber of the acceptance of his or her subscription and/or termination of the Offering. If this subscription is rejected, the subscription payment will be promptly returned to the undersigned without interest or deduction and this Subscription Agreement shall have no force or effect.

                  2. Representations, Warranties and Covenants of the
                     Subscriber.

                     2.1 Representations and Warranties; Risk Factors. The Subscriber, by signing this Subscription Agreement, represents and warrants to the Company that the Subscriber:

                          (a) All Common Stock purchased by him are being
acquired by him for his own account (or for accounts for which he has sole investment discretion) for investment, without any intention of selling, further distributing, or otherwise disposing of the Common Stock.

                          (b) None of the Common Stock is registered under the
United States Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. The Subscriber understands that the offering and sale of the Common Stock is intended to be exempt from registration under the 1933 Act by virtue of Section 4(2) and/or Section 4(6) thereof and/ or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement.

                          (c) The Subscriber is not an underwriter, dealer,
distributor or other person who is participating, pursuant to a contractual agreement, in the distribution of the Common Stock offered or sold in reliance on Regulation D.

                          (d) The Subscriber must bear the substantial economic
risks of the investment in the Common Stock indefinitely because none of the Common Stock may be sold, hypothecated or otherwise disposed of unless subsequently registered under the 1933 Act and applicable state securities laws or an exemption from such registration is available (including under Regulation
S). Legends shall be placed on the certificates, representing the Common Stock to the effect that they have not been registered under the 1933 Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books.

                          (e) Neither the Securities and Exchange Commission nor
any state securities commission has approved the Common Stock.

                          (f) In evaluating the suitability of an investment in
the Company, the Subscriber has not relied upon any representation or other information (oral or written) other than as stated in the Form 10-K for the year ended June 20, 2008, the Form 10-Q for the quarter ended March 31, 2009, in public announcements, filings with the SEC by the Company or as contained in documents or answers to questions so furnished to the Subscriber by the Company.

                          (g) The Subscriber is aware that an investment in the
Common Stock involves a high degree of risk, and has carefully read and considered the matters set forth in the Form 10-K for the year ended June 30, 2008, the Form 10-Q for the quarter ended March 31, 2009, in public announcements, filings with the SEC by the Company that has been provided to Subscriber.

                          (h) The Subscriber acknowledges that estimates or
projections  included  in the Form 10-K for the year ended June 30, 2008 and the

Form 10-Q for the quarter ended March 31, 2009, in public announcements, filings with the SEC by the Company, that have been provided to Subscriber, if any, were prepared by the Company in good faith but that the attainment of such projections and estimates cannot be guaranteed by the Company.

                          (i) No oral or written representations have been made,
or oral or written information furnished, to the Subscriber in connection with this offering which are in any way inconsistent with the information contained in the Form 10-K for the year ended June 30, 2008 and the Form 10-Q for the quarter ended March 31, 2009, or in public announcements, filings with the SEC by the Company, that have been provided to Subscriber.

                          (j) The Subscriber may not directly or indirectly,
sell, assign, transfer, pledge, give, subject to lien or security interest or otherwise dispose of or encumber, or participate in the underwriting of any such distribution or transfer of (collectively "Transfer") any Common Stock in violation of this Subscription Agreement. Subscriber further covenants, warrants and represents to the Company that (i) it will not act in any way that would constitute it to be an underwriter of such Common Stock within the meaning of the 1933 Act, and (ii) during the one year period following the Closing, neither the Subscriber nor any of his or her affiliates will, directly or indirectly, hold or maintain any short position in or engage in hedging transactions with respect to the Common Stock or any other securities of the Company.

                          (k) No actual or purported Transfer of Common Stock or
any interest therein, whether voluntary or involuntary, not in accordance with the provisions of this Subscription Agreement and or applicable law shall be valid or effective to grant to the purported transferee of such Common Stock or interest therein any right, including without limitation the right to cause the registration of such Common Stock on the books of the Company in the transferees's name or on its behalf, to receive dividends, to receive any distributions upon the dissolution, liquidation or winding up of the affairs of the Company or to vote any shares of capital stock, title or interest in or to such Common Stock, and the transferor of such Common Stock, until such Transfer or purported Transfer shall be rescinded, shall not be entitled to, and hereby specifically waives, all such right, title and interest in and to such Common Stock from the date of such Transfer or purported Transfer.

                          (l) The Subscriber will, prior to any attempted
Transfer of Common Stock, give written notice to the Company expressing its desire to effect such transfer and describing in detail the proposed transfer. Upon receiving such notice, Company shall present copies thereof to counsel for the Company to evaluate said Transfer pursuant to the 1933 Act and the Securities Exchange Act of 1934, as then in force, or any similar statute, and applicable state securities law.

                          (m) The Subscriber does not presently have any reason
to anticipate any change in his circumstances or any other particular occasion or event which would cause it to sell any of the Common Stock.

                          (n) The Subscriber is fully aware that in agreeing to
sell and  issue  such  Common  Stock  to it and in  entering  this  Subscription
Agreement,   the  Company  is  relying  upon  the  truth  and  accuracy  of  the representations and warranties of the Subscriber made herein.

                          (o) The Subscriber is experienced in investing in
junior exploration mining companies. The Subscriber has been granted the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this offering, the Company, and the Form 10-K for the year ended June 30, 2008 and the Form 10-Q for the quarter ended March 31, 2009, in public announcements, filings with the SEC by the Company, that have been provided to Subscriber and to obtain such additional information as it deems necessary to verify the accuracy of the information contained in the offering materials or which otherwise may be desired to make an informed investment decision.

                  3. Disclosure.
                     ----------

                     This offering is limited to accredited investors in reliance upon exemptions contained in the 1933 Act and Regulation D thereunder and applicable state securities laws. Accordingly, the Company is offering the Common Stock utilizing this Subscription Agreement rather than a formal private offering memorandum. The undersigned understands that this Subscription Agreement and the Form 10-K for the year ended June 30, 2008 and the Form 10-Q for the quarter ended March 31, 2009, in public announcements and filings with the SEC by the Company that have been provided to Subscriber contains less information that would be included in a private offering memorandum. In making an investment decision Subscribers must rely on their own examination of the Company and the terms of the Offering, including the risks involved.

                  4. Risk Factors.
                     ------------

                     The undersigned acknowledges and agrees that he or she has been advised by the Company that an investment in the Company involves a high degree of risk, including the risk that the Subscriber may lose his or her entire investment in the Company. Without limiting the generality of the foregoing, the undersigned acknowledges that he or she has been apprised of the risks factors set out in the Form 10-K for the year ended June 30, 2008 and the Form 10-Q for the quarter ended March 31, 2009, in public announcements, filings with the SEC by the Company that has been provided to Subscriber.

                  5. Indemnification and Hold Harmless.
                     ---------------------------------

                     If the Subscriber breaches any of the agreements, representations or warranties which the Subscriber has made in his or her Subscription Agreement, the Subscriber shall indemnify and hold harmless the Company (and their respective employees, agents, and affiliates) against any claim, liability, loss, damage or expense (including attorneys' fees and other costs of investigating and litigating claims) caused, directly or indirectly, by the Subscriber's breach.

                  6. Confidentiality.
                     ---------------

                     This Subscription Agreement and the Summary Term Sheet is personal to each Offeree and does not constitute any offer to any other person. Each prospective purchaser, by accepting delivery of this Subscription Agreement, agrees not to disclose to anyone, other than his or her professional advisors, the contents of the Subscription Agreement, to make no copies of this Subscription Agreement and if the offeree does not purchase any shares, to return this Subscription Agreement to the Company at the above address.

                  7. Miscellaneous.
                     -------------

                     7.1 Governing Law. This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within Delaware.

                     7.2 Entire Agreement; Waiver. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or understanding between them. This Agreement may not be modified in any manner unless in writing and signed by the party against whom enforcement thereof is sought. No waiver of any breach or condition of this Agreement shall be deemed to be a wavier of any subsequent breach or condition of a like or different nature.

                     7.3 Binding Effect. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns; provided that, this Agreement may not be assigned by Subscriber without the Company's prior written consent.

                     7.4 No Third Party Beneficiaries. The provisions of this Agreement and of any other agreement between the Company and Subscriber are solely for the benefit of the Company and Subscriber and may be changed, terminated or revoked in any manner at any time by mutual agreement between the Company and Subscriber without notice or liability to any other person.

                     7.5 Further Assurances. Each of the parties hereto agrees to execute, acknowledge, deliver, file, record and publish such further certificates, instruments, agreements and other documents and to take all such further action as may be required by law or be necessary or appropriate in order to carry out the provisions of this Agreement.

                     7.6 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

                     7.7 Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any manner, or be deemed to interpret in whole or in part any of the terms or provisions of this Subscription Agreement.

EXECUTION PAGE

                  IN WITNESS HEREOF, the Subscriber has executed this Subscription Agreement.


SUBSCRIBER:

Name (Print)     NORTHERN CAPITAL RESOURCES CORPORATION
                              First                    Middle                               Last

Address of        PO Box 6315
Residence         St Kilda Road Central                       Melbourne                    Vic Australia  8008
                  ----------------------------------------------------------------------------------------------------
                  Street or P.O. Box Number                   City                         State          Zip

Social Security Number or Tax Identification Number:_______________________________________________________________

         1. No. of shares Subscribed for:               85,000,000                ;
                                                -----------------------------------

         2. Total Payment obligation:           US$0.10 per share, payable upon subscription.

         3. Checks delivered herewith:          US$8,500,000


Date September 3, 2009

                                       Signature s/s JI Gutnick

                                      Name JOSEPH ISAAC GUTNICK



ACKNOWLEDGED AND AGREED:

GOLDEN RIVER RESOURCES CORPORATION


By    PETER JAMES LEE

Be sure to include:

(1) Your check for your subscription;
(2) Two signed copies of this Subscription
Agreement